UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2009
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

11911 FM 529
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 329-4500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On February 20, 2009, the Compensation Committee of the Board of Directors of Oceaneering International, Inc. (the “Compensation Committee”) granted awards of restricted stock units and performance units under the Company’s 2005 Incentive Plan (the “Incentive Plan”) to various employees, including each of Oceaneering’s executive officers. The following table sets forth the number of restricted stock units and performance units awarded to Oceaneering’s chief executive officer, and each other current executive officer of Oceaneering listed in the “Summary Compensation Table” in Oceaneering’s proxy statement for its 2008 annual meeting of stockholders.

Name and Position	Number of Performance Units(1)	Number of Restricted Stock Units(2)
T. Jay Collins	19,500	19,500
President and Chief Executive Officer

M. Kevin McEvoy	9,000	9,000
Executive Vice President

Marvin J. Migura	7,000	7,000
Senior Vice President and Chief Financial Officer

George R. Haubenreich, Jr.	6,000	6,000
Senior Vice President, General Counsel and Secretary

Phillip D. Gardner	4,500	4,500
Senior Vice President - Subsea Products

(1)	The performance units are scheduled to vest in full on the third anniversary of the award date, subject to (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability and (b) such other terms as are set forth in the award agreement. The number of performance units shown represent units with an initial notional value of $100 and are not equivalent to shares of Oceaneering common stock. The Compensation Committee has approved specific financial goals and performance measures based on cumulative cash flow from operations and a comparison of return on invested capital and cost of capital for the three-year period January 1, 2009 through December 31, 2011 to be used as the basis for the final value of the performance units under the Incentive Plan. The final value of each performance unit may range from $0 to $125. Upon settlement, the value of the performance units will be payable in cash.

(2)	Restricted stock units are scheduled to vest in full on the third anniversary of the award date, subject to (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability and (b) such other terms as are set forth in the award agreement. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of Oceaneering common stock.

          In addition, the Board of Directors of Oceaneering (the “Board”) granted awards of 8,000 shares of restricted stock under the Incentive Plan to each of the following nonemployee directors of the Company: D. Michael Hughes, Jerold J. DesRoches, David S. Hooker and Harris J. Pappas. The restricted stock awards are scheduled to vest in full on the first anniversary of the award date, subject to (a) earlier vesting on a change of control or the termination of the director’s service due to death and (b) such other terms as are set forth in the award agreement. The Board also granted awards of 10,000 performance units and 10,000 restricted stock units to John R. Huff, Chairman of the Board.
          The performance units awarded to Mr. Huff are scheduled to vest on a pro-rata basis within three years from the award date by reason of Mr. Huff having attained retirement age as of the award date with a final vesting in August  2011, subject to (a) earlier vesting by reason of Mr. Huff’s cessation of service as Chairman and (b) such other terms as are set forth in the award agreement. The performance units have the same notional value equivalent as do the awards to executive officers described above. The Board approved the same performance goals and measures over the same time period and with the same range of value as described above for executive officers. Upon settlement, the value of the performance units will be payable in cash.
          The restricted stock units awarded to Mr. Huff are scheduled to vest on a pro-rata basis over three years from the award date by reason of Mr. Huff having attained retirement age as of the award date subject to (a) earlier vesting by reason of Mr. Huff’s cessation as service as Chairman and (b) such other terms as are set forth in the award agreement. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of the Company’s common stock.
          The Compensation Committee approved the grant of an aggregate of 162,575 restricted stock units and 117,975 performance units, and the Board approved the grant of an aggregate of 10,000 performance units, 10,000 restricted stock units, and 32,000 shares of restricted stock, including the awards referenced in the table and the discussion above. Those awards were made to a total of 299 Incentive Plan participants.
          In addition, the Compensation Committee approved: (1) the form of 2009 Employee Restricted Stock Unit Agreement that will govern the terms and conditions of restricted stock unit awards made to the Company’s executive officers and other employees; and (2) the form of 2009 Performance Unit Agreement and 2009 Performance Award: Goals and Measures that will govern the terms and conditions of performance unit awards made to the Company’s executive officers and other employees. The Board approved: (1) the form of 2009 Non-Employee Director Restricted Stock Agreement that will govern the terms and conditions of restricted stock awards made to nonemployee directors, Messrs. DesRoche, Hooker, Hughes and Pappas; and (2) the forms of 2009 Chairman Restricted Stock Unit Agreement, 2009 Chairman Performance Unit Agreement and 2009 Performance Award: Goals and Measures that will govern the terms and conditions of the awards of restricted stock units and performance units to our Chairman.
          The foregoing descriptions of the awards under the Incentive Plan are not complete and are qualified by reference to the complete agreements, which are attached as exhibits to this report and incorporated by reference into this Item.

          Also on February 20, 2009 the Board of Directors of Oceaneering: (i) approved an increase in the annual retainer fee to $80,000 for each of the following nonemployee directors of the Company: D. Michael Hughes, Jerold J. DesRoche, David S. Hooker and Harris J. Pappas; and (ii) eliminated meeting fees for the Board and Committees of the Board.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of 2009 Employee Restricted Stock Unit Agreement

10.2	Form of 2009 Performance Unit Agreement

10.3	Form of 2009 Chairman Restricted Stock Unit Agreement

10.4	Form of 2009 Chairman Performance Unit Agreement

10.5	2009 Performance Award: Goals and Measures, relating to the form of 2009 Performance Unit Agreement and 2009 Chairman Performance Unit Agreement

10.6	Form of 2009 Non-Employee Director Restricted Stock Agreement

SIGNATURE
               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.
By:	/s/ George R. Haubenreich, Jr.
George R. Haubenreich, Jr.
Senior Vice President, General Counsel and Secretary

Date: February 24, 2009

EXHIBIT INDEX

No.	Description

10.1	Form of 2009 Employee Restricted Stock Unit Agreement

10.2	Form of 2009 Performance Unit Agreement

10.3	Form of 2009 Chairman Restricted Stock Unit Agreement

10.4	Form of 2009 Chairman Performance Unit Agreement

10.5	2009 Performance Award: Goals and Measures, relating to the form of 2009 Performance Unit Agreement and 2009 Chairman Performance Unit Agreement

10.6	Form of 2009 Non-Employee Director Restricted Stock Agreement